                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ]   Confidential, For use of Commission Only (as permitted by
         Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material under Rule 14a-12

                     United Bancorporation of Alabama, Inc.
                (Name of Registrant as Specified In Its Charter)

          United Bancorporation of Alabama, Inc. (Board of Directors) (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)   Title of each class of securities to which transaction applies:

      2)   Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the Filing Fee is calculated and state how it was determined):

      4)   Proposed maximum aggregate value of transaction:

      5)   Total fee paid:

[ ]   Fee paid previously with preliminary material.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)   Amount Previously Paid:

      2)   Form, Schedule or Registration Statement No.:

      3)   Filing Party:

      4)   Date Filed:

                     UNITED BANCORPORATION OF ALABAMA, INC.
                            200 EAST NASHVILLE AVENUE
                                 ATMORE, ALABAMA


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD ON MAY 7, 2003


         NOTICE IS HEREBY GIVEN, that pursuant to call of its Board of Directors, the Annual Meeting of Stockholders (the "Meeting") of United Bancorporation of Alabama, Inc. (the "Corporation"), Atmore, Alabama, will be held at the corporate offices of United Bank, 200 East Nashville Avenue, Atmore, Alabama, on Wednesday, May 7, 2003, at 3:00 p.m., local time, for the purpose of considering and voting upon the following matters:

         1. Election of three persons as directors, each of whom is nominated to serve until the 2006 Annual Meeting of Stockholders and until his successor is elected and qualified.

         2. Transaction of such business as may come properly before the Meeting or any adjournments thereof.

         You are cordially invited to attend the Meeting, and we hope you will attend.

WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING.

         Stockholders of record on March 31, 2003 are entitled to receive notice of and to vote at the Meeting.


                                            BY ORDER OF THE BOARD OF DIRECTORS


                                            /s/ H. Leon Esneul
                                            ---------------------
                                            H. Leon Esneul
                                            Chairman of the Board

ATMORE, ALABAMA
APRIL 11, 2003

                     UNITED BANCORPORATION OF ALABAMA, INC.


                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                                  TO BE HELD ON
                                   MAY 7, 2003


                                  INTRODUCTION

         This Proxy Statement is furnished to the stockholders of United Bancorporation of Alabama, Inc. (the "Corporation") in connection with the solicitation of proxies by the Corporation's Board of Directors for use at the Annual Meeting of Stockholders of the Corporation to be held on May 7, 2003, at 3:00 p.m., local time, and at any adjournments thereof (the "Meeting").

         The matters to be considered at the Meeting include: (1) the election of three directors, each of whom is nominated to serve until the 2006 Annual Meeting of Stockholders, each to serve until his successor is elected and qualified; and (2) the transaction of such other business as may come properly before the Meeting.

         The Corporation's executive offices are located at 200 East Nashville Avenue, Atmore, Alabama 36502. This Proxy Statement is dated April 11, 2003, and, together with a copy of the Corporation's 2002 Annual Report, is being mailed to stockholders of the Corporation on or about April 16, 2003.


                                VOTING SECURITIES

         As of March 31, 2003, the Corporation's only outstanding voting security was its Class A Stock, of which 1,086,898 shares (excluding treasury shares) were issued, outstanding, and entitled to vote. Those shares were held by approximately 676 stockholders of record. Stockholders of record on March 31, 2003 are entitled to receive notice of and to vote at the Meeting.

         Notwithstanding that date, the Corporation's stock transfer books will not be closed, and stock may be transferred after the record date, although only stockholders of record as of the record date may vote at the Meeting.

         The directors, nominees for election as directors, and executive officers of the Corporation as a group number nine persons and, as of March 31, 2003, beneficially owned 159,186 shares of Class A Stock, 14.66% of the total shares of such stock outstanding. See "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT."


                                 VOTES REQUIRED

         The representation in person or by proxy of at least a majority of the outstanding Class A Stock entitled to vote at the Meeting is necessary to constitute a quorum for the transaction of business. Votes withheld from any nominee, abstentions and broker "non-votes" are counted as present or represented for purposes of determining the presence or absence of a quorum for the Meeting. A "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a proposal because the nominee does not have discretionary voting power with respect to the proposal and has not received instructions from the beneficial owner.

         The election of directors requires an affirmative vote of a plurality of the shares present in person or represented by proxy at the Meeting. The nominees receiving the highest number of affirmative votes of such shares will be elected as directors. Accordingly, abstentions and broker non-votes will have no effect on the outcome of the vote for directors. Although the Corporation is not presently aware of any other matter to be acted upon at the Meeting, any other matters that may be considered and acted upon by the stockholders at the Meeting would require approval by the affirmative vote of at least a majority of the shares entitled to vote and represented at the Meeting either in person or by proxy. Abstentions would be treated as votes cast with respect to any such matter and therefore will have the same effect as a vote against such matters. Broker non-votes will not be counted as votes cast with respect to such matter and therefore would have no effect on the outcome of the votes.


                                     PROXIES

         If the enclosed Proxy is executed and returned, it may be revoked at any time before it has been exercised; if it is not revoked, the shares represented thereby will be voted by the persons designated in such Proxy in accordance with the instructions therein. IN THE ABSENCE OF INSTRUCTIONS, THE PROXY WILL BE VOTED FOR ELECTION OF EACH OF THE DIRECTOR NOMINEES DESCRIBED IN THIS PROXY STATEMENT, AND WITH DISCRETIONARY AUTHORITY ON ALL OTHER MATTERS THAT MAY COME PROPERLY BEFORE THE MEETING.


                              ELECTION OF DIRECTORS

         The following table sets forth the name of each nominee and each director of the Corporation continuing in office after the Meeting, a description of his or her position and offices, if any, with the Corporation and its subsidiaries, a brief description of his or her principal occupation during at least the last five years, and certain other information, including his or her age. Each such director and each nominee is a director of United Bank (the "Bank").

                          DIRECTOR      DATE TERM AS              PRINCIPAL OCCUPATION
NAME AND AGE               SINCE      DIRECTOR EXPIRES           DURING PAST FIVE YEARS
------------              --------    ----------------    ------------------------------------
Dale M. Ash (43)            2002          May 2005        Controller of Pepsi-Cola Bottling
                                                          Company of Atmore and of South
                                                          Alabama Vending Company.

L. Walter Crim (57)         1997          May 2003*       Owner, Central Farm Supply.

H. Leon Esneul (67)         1993          May 2003*       Chairman of the Board of the
                                                          Corporation; pecan grower, managing
                                                          partner of the Doris Company Limited
                                                          Partnership.

William C. Grissett (54)      1998         May 2004        Owner, Escambia Lawn & Rental Center,
                                                           Inc.; Vice President, Tiger-Sunbelt
                                                           Industries, Inc. 1998-1999;
                                                           President, Sunbelt Chemicals, Inc.,
                                                           1983-1998.

Robert R. Jones, III (51)     1992         May 2005        President of the Corporation since
                                                           May, 1993; President and Chief
                                                           Executive Officer of United Bank
                                                           since July, 1992.

William J. Justice (63)       1991         May 2003*       Vice Chairman of the Board of the
                                                           Corporation; Vice Chairman of the
                                                           Board of United Bank; Pharmacist,
                                                           President and Chief Executive
                                                           Officer, Greenlawn Pharmacy.

David D. Swift (52)           1995         May 2004        Secretary of the Board of the
                                                           Corporation; Chairman of the Board of
                                                           United Bank; Vice President, Swift
                                                           Lumber, Inc.; President, Swift
                                                           Supply, Inc.; Partner, Palustris
                                                           Products, Ltd.

         * nominee for election for a term expiring at the 2006 Annual Meeting of Stockholders

         The Bank is a wholly-owned subsidiary of the Corporation. None of the other entities listed under the column "Principal Occupation During Past Five Years" above is affiliated with the Corporation.

         Each director of the Corporation continuing in office after the Meeting attended at least 75% of the meetings of the Corporation's Board of Directors and its committees held during 2002 while he or she served as a director. The Corporation's Board of Directors held eight meetings in 2002.

         The Corporation's Board of Directors does not have standing nominating or compensation committees, or committees performing similar functions. However, the Corporation's Bylaws do authorize the Board of Directors to designate such committees. On January 21, 2003, the Corporation's Board of Directors formed an audit committee comprised of independent directors. See "AUDIT COMMITTEE REPORT" below. In addition, the Board of Directors of the Bank has established audit and compensation committees. In connection with the adoption of the United Bancorporation of Alabama, Inc. 1998 Stock Option Plan (the "Stock Option Plan"), the Board designated four of its directors who were not employees of the Corporation or the Bank to serve on the Stock Option Committee of the Board, which committee acts as the Administrator of the Stock Option Plan and as Administrator of the 1999 Employee Stock Purchase Plan of United Bancorporation of Alabama, Inc.

         It is intended that, unless "Withhold Authority" is noted, proxies in the accompanying form will be voted at the Meeting for the election to the Board of Directors of L. Walter Crim, H. Leon Esneul and William J. Justice to serve until the 2006 Annual Meeting of Stockholders and until their respective successors are elected and qualified. Each of the nominees is a member of the Board of Directors. If any nominee is not a candidate when the election occurs (which is not anticipated to be the case), it is intended that the proxies may be voted, unless authorization is withheld, for any substitute nominee or nominees recommended by the Board of Directors. The Board of Directors has no reason to believe that any nominee will be unable to serve as a director if elected.

         No fees are paid to directors of the Corporation for their services as such. Since all of the Corporation's directors also serve as directors of United Bank, they are primarily compensated for their services to United Bank. See "Executive Compensation" below for information regarding compensation paid to executive officers of the Corporation.

         During 2002 all current directors of the Corporation also served as directors of United Bank. Each director of United Bank received a standard fee for such service of $3,500 ($4,700 for United Bank Board Chairman David D. Swift); $100 for each Board Meeting of United Bank attended; and $50 for each additional committee meeting attended, with a maximum of $50 per day for additional meetings. In 2002, United Bank's Board of Directors held a total of 15 meetings.

         In connection with the Corporation's adoption of the Stock Option Plan in 1998, each director of the Corporation was granted nonstatutory stock options to purchase 2,000 shares of Class A Stock at an exercise price of $16 per share (the number of shares and exercise price having been adjusted in accordance with the Stock Option Plan to account for the 2-for-1 split of Class A Stock in May
1999), with two-fifths of such options being immediately exercisable and additional one-fifth increments becoming exercisable in December of 1999 through 2001, respectively. In connection with her election to the Board of the Corporation, in December 2002 Mrs. Ash was granted nonstatutory stock options to purchase 1,000 shares of Class A Stock at an exercise price of $31.50 per share, with one-fifth of such options being immediately exercisable and additional one-fifth increments becoming exercisable in December of 2003 through 2006, respectively.


              THE BOARD OF DIRECTORS OF THE CORPORATION RECOMMENDS
               A VOTE "FOR" ELECTION OF THE NOMINEES LISTED ABOVE.

                               EXECUTIVE OFFICERS

         The following table lists the executive officers of the Corporation and the respective positions held by them in the Corporation. Each is a director of the Corporation, except for Mitchell D. Staples and Jamie M. Lipham, and information regarding their other business experience during the past five years and certain other information is set forth under the caption "ELECTION OF DIRECTORS" above. Mr. Staples, age 41, has been the Controller and Cashier, and now is Senior Vice President and Chief Financial Officer, of United Bank from October 1992 to present. Mr. Lipham, age 36, has been Senior Vice President, Retail Banking of United Bank from March 2002 to present. Mr. Lipham served as Branch Administrator with a large holding company bank from May 1995 to February 2000 and as Senior Commercial Lender for a Georgia based community bank from February 2000 to February 2002.

          NAME                               POSITION
          ----                               --------
          Robert R. Jones, III               President

          H. Leon Esneul                     Chairman of the Board

          William J. Justice                 Vice Chairman of the Board

          Jamie M. Lipham                    Vice President

          David D. Swift                     Secretary

          Mitchell D. Staples                Treasurer

         The executive officers of the Corporation are elected annually at the organizational meeting of the Board of Directors, which follows the annual meeting of stockholders, to serve until the organizational meeting in the subsequent year. Except as described under Agreements with Mr. Jones below, there are no known arrangements or understandings between any executive officers and any other person pursuant to which any of the above-named persons was selected as an officer.


                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The table below sets forth, as of March 31, 2003, the number of shares of the Corporation's Class A Stock held by each person who owns of record or, to the knowledge of the Corporation, may be deemed to own beneficially, more than 5% of the outstanding shares of such Stock.

NAME AND ADDRESS               AMOUNT AND NATURE OF          PERCENT
OF BENEFICIAL OWNER            BENEFICIAL OWNERSHIP          OF CLASS
-------------------            --------------------          --------
Kent D. Sherrill                     56,224(1)                 5.17%
7861 Arthur Brown Road
Walnut Hill, FL 32568

----------

(1) Includes 810 shares owned by his wife; 6,504 shares owned jointly by his wife and their children; 35,678 shares owned by other family members over which Mr. Sherrill has voting and dispositive power; and 2,800 shares managed by a trust for himself and other family members over which Mr. Sherrill has voting and dispositive power. The foregoing is based on information provided to the Corporation by Mr. Sherrill.

         The table below sets forth, as of March 31, 2003, the number of shares of Class A Stock beneficially owned by each director and nominee and by all executive officers and directors as a group.

                                                           PERCENTAGE
                           AMOUNT AND NATURE OF          OF OUTSTANDING
NAME                       BENEFICIAL OWNERSHIP          CLASS A STOCK
----                       --------------------          --------------
Dale M. Ash                      6,813(1)                      *
L. Walter Crim                   5,443(2)                      *
H. Leon Esneul                  51,228(3)                      4.72%
William C. Grissett             19,781(4)                      1.82%
Robert R. Jones, III            40,074(5)                      3.69%
William J. Justice              13,751(6)                      1.27%
David D. Swift                  19,948(7)                      1.84%
All executive officers         159,186(1)(2)(3)(4)            14.66%
and directors as a                    (5)(6)(7)
group (9 persons)

----------

* less than 1%

(1) Includes 1,176 shares owned jointly with her children and 200 shares which may be acquired within 60 days upon exercise of options.

(2) Includes 1,091 shares owned jointly with his children.

(3) Includes 49,228 shares owned by The Doris Company Limited Partnership.

(4) Includes 6,490 shares owned jointly with his wife and 13,291 shares owned by United Bank in his Individual Retirement Account.

(5) Includes 4,374 shares owned jointly with his wife; 140 shares owned jointly with his son; 1,658 shares owned by United Bank in his Individual Retirement Account; 1,122 shares owned by United Bank in an Individual Retirement Account for his wife; 140 shares owned jointly by his wife and his daughter; and 32,640 shares which may be acquired within 60 days upon exercise of options.

(6) Includes 7,200 shares owned jointly with his wife; 2,196 shares owned by his wife, as to which shares Mr. Justice disclaims beneficial ownership; 223 shares owned by Mr. Justice for his granddaughter, as to which shares Mr. Justice disclaims beneficial ownership.

(7) Includes 3,650 shares owned by his wife, 232 shares held by his wife as trustee, as to all of which shares Mr. Swift disclaims beneficial ownership, and 800 shares which may be acquired within 60 days upon exercise of options.

                             EXECUTIVE COMPENSATION

         Officers of the Corporation, and directors who also serve as directors or officers of United Bank, are remunerated by United Bank. The following Summary Compensation Table sets forth certain information concerning compensation to Robert R. Jones, III, the only executive officer of the Corporation who received total annual salary and bonus for 2002 exceeding $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                            LONG TERM
                                                                           COMPENSATION
                                    ANNUAL COMPENSATION                       AWARDS
                                -----------------------------      --------------------------
                                                                                      ALL
                                                                   SECURITIES        OTHER
                                          SALARY        BONUS      UNDERLYING       COMPEN-
NAME AND PRINCIPAL POSITION     YEAR        ($)          ($)       OPTIONS(#)      SATION($)
---------------------------     ----      -------      ------      ----------      ----------
Robert R. Jones, III            2002      170,000      24,657        4,080         85,570(1)
President of the Corporation    2001      149,000      44,715        4,080         77,804(1)
President of the Bank           2000      145,000      43,031        4,080         45,900(1)

(1) Includes $25,212 paid on a life insurance contract owned by Mr. Jones and related tax benefits pursuant to the 1993 Agreement described below in each of 2001 and 2000, and $27,082 paid in 2002 for such purposes pursuant to the 2001 Agreement described below: $608, $561 and $456 premium reimbursed by United Bank on a long-term disability insurance policy for Mr. Jones in each of 2002, 2001 and 2000, respectively; $1,118, $738 and $722 contributed by United Bank for the account of Mr. Jones pursuant to United Bank's 401(k) Employee Incentive Savings Plan (the "401(k) Plan") in 2002, 2001 and 2000, respectively; $9,400, $5,850 and $5,550 in fees for attendance at meetings of United Bank's Board of Directors in 2002, 2001 and 2000, respectively; $40,093 accrued in 2002 to provide for certain post-employment benefits pursuant to the 2001 Agreement described below; and $7,269, $6,733 and $6,322 in profit-sharing payments made in 2002, 2001 and 2000 for services in 2001, 2000 and 1999.

Agreements with Mr. Jones. The Bank and Mr. Jones entered into an Executive Compensation Agreement as of May 28, 1993 (the "1993 Agreement") which provides for certain deferred compensation benefits, amounts of which paid for 2001 and 2000 are described under "All Other Compensation" in the Summary Compensation Table above. The 1993 Agreement was replaced in 2001 by the Supplemental Compensation and Amendment Agreement discussed below (the "2001 Agreement").

Following discussions in the latter part of 1997, the Bank entered into an Employee Agreement with Mr. Jones dated as of January 1, 1998 (the "Agreement"). Pursuant to the Agreement, Mr. Jones has agreed to provide full-time professional services to the Bank in the capacity of President and CEO of the Bank, to the exclusion of other businesses or activities. The Agreement was for an initial term from January 1, 1998 through December 31, 2001, and unless terminated will automatically renew on January 1 of each year for a three-year term. The Agreement provides for a specified annual salary, together with performance-based cash incentive compensation ("Bonus") determined by the Board of the Bank at the time of its annual review of Mr. Jones' performance. The Bonus under the Agreement is calculated as a percentage of Mr. Jones' salary, ranging from zero to 45%, based on attainment of certain net income levels by the Bank. Salary and Bonus paid to Mr. Jones for 2002 are reflected in the Summary Compensation Table above. The Agreement specifies that Bonus awards are intended to eventually be governed by an Executive Incentive Compensation Plan applicable to certain officers of the Bank generally, as well as to the President and CEO of the Bank. The Agreement also provides for Mr. Jones to receive long-term incentives at the discretion of the Board; benefits provided to employees of the Bank generally; reimbursement of reasonable and customary business expenses incurred by him in connection with the performance of his duties; payment or reimbursement of certain fees for professional and other organizations in the Bank's market area; an automobile allowance; and vacation time. As amended by the 2001 Agreement, the Agreement also provides for supplemental compensation to be paid by the Bank to Mr. Jones upon retirement and in certain other circumstances as set forth in the 2001 Agreement.

         The Agreement also provides generally that, in the event of Mr. Jones' death, the Bank will pay to his estate one quarter of his then-current annual salary plus a prorata portion of the Bonus otherwise payable to him; that, in the event of his disability, the Bank will pay his salary and a prorata portion of Bonus until the earlier of twelve months after the date of disability or such time as disability benefits commence under a Bank-provided disability insurance policy; and that the Bank will pay Mr. Jones an amount equal to monthly salary, benefits and prorata Bonus for twelve months after termination of his employment if such termination is not for cause or a result of material change in Mr. Jones' duties and responsibilities.

         Under the Agreement, Mr. Jones has agreed that, during the term of his employment and for two years thereafter, he will not engage in any business similar of that of the Bank or any of its affiliates or solicit any employee of the Bank or any of its affiliates to leave their employment with the Bank (the "Noncompetition Agreements"). The Agreement also provides generally that, if a change of control of the Bank occurs and within 36 months thereafter his employment by the Bank is terminated, the Bank will pay him a severance payment equal to two times the greater of the total cash compensation paid to him for the fiscal year most recently completed before the termination or his annual salary at the time of termination, and that, in such event, the Noncompetition Agreements would no longer apply.

         In a Supplemental Agreement with Mr. Jones dated as of March 9, 1999 (the "Supplemental Agreement"), the Corporation and the Bank agreed that, subject to his continued employment by the Bank at such times, in each year beginning in 1999 and ending in 2002, the Corporation would grant an incentive stock option ("ISO") covering 4,080 shares of stock (the number of shares having been adjusted to account for the 2-for-1 split of Class A Stock in May, 1999) to Mr. Jones, exercisable at the then-current fair market value of Class A Stock, with each such ISO being exercisable in five equal installments, the first of which vested on the date of the grant. The last grant of options pursuant to the Supplemental Agreement, made in 2002, is reflected under "OPTION GRANTS IN LAST FISCAL YEAR" below.

         The 2001 Agreement, which became effective as of January 1, 2001, provides for annual payments on a life insurance contract ("Insurance Payments") in lieu of comparable payments previously required under the 1993 Agreement. In addition to the benefits under the Agreement and in lieu of post-employment payments previously specified in the 1993 Agreement, the 2001 Agreement provides for a normal retirement benefit of $102,000 per year to be paid to Mr. Jones for 20 years if he remains employed by the Bank until normal retirement age; lump sum payment to his beneficiary in the event of his earlier death; and proration of the annual payment amount if his employment by the Bank is terminated before normal retirement age for reasons other than his death, total and permanent disability, cause, or his voluntary termination without required notice, with the prorated annual payment amount increasing by 5% annual increments from 50% of the normal retirement benefit in 2001 to 100% in 2011 and thereafter. The 2001 Agreement also provides that if Mr. Jones' employment by the Bank is terminated within 180 days after a change of control of the Corporation, as defined in the Agreement, he will receive a lump sum payment equal to (a) the discounted present value of the normal retirement benefit, plus (b) the discounted present value of the Insurance Payments for the lesser of ten years or the number of years until he would reach the age of 65.


                     BOARD REPORT ON EXECUTIVE COMPENSATION

         The Board of Directors of the Corporation has not appointed a separate committee for determination of executive compensation generally. The Stock Option Administration Committee of the Corporation's Board of Directors has been appointed as administrator of the Stock Option Plan and the Employee Stock Purchase Plan.

         Each non-director executive officer of the Corporation is also an officer of the Bank, and receives compensation for services to the Bank. Executive compensation decisions made by the Bank are reviewed by the entire Board, with the exception of determinations made with respect to Mr. Jones, in which he does not participate.

         The Board of Directors of the Bank makes compensation determinations with respect to the employees of the Bank, including those who are executive officers of the Corporation, based on the recommendations of the Compensation Committee of the Bank's Board of Directors (the "Compensation Committee"). For executives other than the Chief Executive Officer, the Compensation Committee acts on compensation recommendations made by the Chief Executive Officer, with the objective of providing compensation competitive with that provided by comparable financial institutions.

         At present, compensation for executive officers other than the Chief Executive Officer consists of annual base salary and annual cash bonuses determined by the Compensation Committee, primarily on the recommendation of the Chief Executive Officer. Base salary is determined at hiring and is reviewed annually for increases based upon performance evaluations made by the Chief Executive Officer. Annual cash bonuses are generally awarded as a percentage of base salary. The bonus is based on the individual's compensation, salary grade and individual performance and the performance of the Bank.

         The compensation of the Chief Executive Officer, Mr. Jones, is determined by the Compensation Committee in accordance with the provision of Mr. Jones' employment agreement. See Agreements with Mr. Jones above. Mr. Jones' compensation consists of a specified annual salary, performance-based annual cash incentive compensation, long-term incentives in the form of stock options, and other benefits. The Committee based its determination of Mr. Jones' compensation package as reflected in the Agreement on the advice and recommendation of a compensation consultant specializing in the banking industry, with the intent of providing a compensation package designed to retain Mr. Jones' services and motivate him to perform to the best of his abilities. The increase in Mr. Jones' 2002 base salary reflects the Board's determination of the salary level necessary to meet this objective. The Bonus paid to Mr. Jones in 2002, approximately 15% of his 2002 salary, was based on attainment of predetermined net income levels by the Bank. Under the Agreement, depending on the level of net income of the Bank, the bonus could have ranged from zero to 45%. As described above, long-term incentives in the form of incentive stock options granted to Mr. Jones in 2002 were granted in accordance with the Agreement as supplemented in 1999.

         This report is submitted by Dale M. Ash, L. Walter Crim, H. Leon Esneul, William C. Grissett, Robert R. Jones, III, William J. Justice, and David
D. Swift, being all of the members of the Board of Directors during the 2002 fiscal year.


                       OPTIONS GRANTS IN LAST FISCAL YEAR

The following table and notes provide information on option grants made in 2002 under the Stock Option Plan to Mr. Jones, the only executive officer named in the Summary Compensation Table above.

                                                   Individual Grants             Grant Date Value(1)
                                            -----------------------------      -----------------------
                                            % of Total
                           Number of         Options
                           Securities       Granted to
                           Underlying        Employees        Exercise or                   Grant Date
                            Options          in Fiscal         Base Price      Expiration    Present
Name                        Granted            Year            Per Share          Date        Value
----                       ----------       ----------        -----------      ----------   ----------
Robert R. Jones, III       4,080(2)            29%               $31.50        12/22/2010     $24,439

(1) The Corporation has used the Black-Scholes Option Valuation model adjusted for dividends to determine grant date present value of the options. The Corporation does not advocate or necessarily agree that the Black-Scholes model properly reflects the value of an option. The assumptions used in calculating the option value are as follows: a risk-free interest rate of 2.78%, the rate applicable to a five-year treasury security at the time of the award; a dividend yield of 2.24%, the yield at the time the option award was made; volatility of 12.09%, calculated using daily stock returns for the twelve month period preceding the option award; a stock price at date of grant of $31.50; and a ten-year stock option term. No adjustments were made for forfeitures or vesting restrictions on exercise.

(2) Options were granted with an exercise price equal to market value on the date of the grant and are exercisable in an initial 20% increment at the date of grant and in cumulative 20% increments at the end of each of the four years following the date of grant, subject to the condition that no option may be exercised later than ten years after the date of the grant.

         The following table and notes provide information on the value at December 31, 2002 of unexercised options held by Mr. Jones, the only executive officer named in the Summary Compensation Table above.


                AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR(1)
                     AND 2002 FISCAL YEAR-END OPTION VALUES

                               Number of Securities
                               Underlying Unexercised                    Value of Unexercised in-the-
Name and Position               Options at 12/31/02                      Money Options at 12/31/02($)(2)
-----------------          ------------------------------              -----------------------------------
                           Exercisable      Unexercisable              Exercisable           Unexercisable
                           -----------      -------------              -----------           -------------
Robert R. Jones, III         32,640             8,160                  $387,714.24             $7,882.56

(1) No options were exercised by Mr. Jones during the 2002 fiscal year.

(2) The ultimate realization of value on the exercise of such options is dependent upon the market price of Common Stock at the time of exercise. Calculations are based on the $32.00 price of the last sale of Class A Stock reported to the Corporation during the fiscal year.

         The following table sets forth certain information at December 31, 2002 with respect to the Corporation's equity compensation plans that provide for the issuance of options, warrants or rights to purchase the Corporation's securities.

                                                                                             Number of Securities
                                                                                             Remaining Available
                            Number of Securities            Weighted Average              for Future Issuance under
                         to be issued upon Exercise       Exercise Price of                   Equity Compensation
                           of Outstanding Options,         Outstanding Options            Plan (excluding securities
Plan Category               Warrants and Rights*           Warrants and Rights          reflected in the first column)*
-------------            --------------------------       --------------------          -------------------------------
Equity Compensation                71,800                        $24.14                             82,200
Plans Approved by
Security Holders

Equity Compensation                 -0-                            -0-                                -0-
Plans Not Approved
by Security Holders

*adjusted to account for 2-for-1 split of Class A Stock in May 1999


                             AUDIT COMMITTEE REPORT

In January 2003, the Corporation established an Audit Committee of the Board of Directors of the Corporation composed of six directors determined to be independent by the Corporation's Board by reference to the listing standards of the NASD. The members of the Audit Committee are Dale M. Ash, L. Walter Crim, H. Leon Esneul, William C. Grissett, William J. Justice and David D. Swift.

         The Audit Committee is responsible for the appointment, compensation and oversight of the Corporation's independent auditors. The Audit Committee is required to pre-approve audit and certain non-audit services performed by the independent auditors. The Committee also assists the Board in providing oversight over the integrity of the Corporation's financial statements, the Corporation's compliance with applicable legal and regulatory requirements and the performance of the Corporation's internal audit function. The Committee also meets periodically with the Corporation's independent auditors and the Corporation's internal auditors outside of the presence of the Corporation's management, and possesses the authority to retain professionals to assist it with meeting its responsibilities without consulting with management. The Committee is also responsible for receiving and retaining complaints and concerns relating to accounting and auditing matters. Because it was not established until 2003, the Audit Committee did not meet in 2002.

The Audit Committee is governed by a written charter adopted by the Board of Directors in January 2003, which is attached hereto as Appendix A.

Management is responsible for the preparation of financial statements and the integrity of the reporting process, including the system of internal and disclosure controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States. The primary responsibility of the Audit Committee is to oversee the Corporation's financial reporting process on behalf of the Board. In so doing the Audit Committee is entitled under its charter to rely on reports and other information from sources it in good faith believes to be reliable, including the Audit Committee of the Board of Directors of the Bank.

           The Audit Committee has reviewed and discussed the audited financial statements of the Corporation with management; has discussed with the independent auditor of the Corporation, KPMG LLP ("KPMG"), the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU
Section 380); and has received the written disclosures and the letter from KPMG required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with KPMG their independence. Based on the review and discussion described above, the Audit Committee recommended to the Board of Directors of the Corporation that the audited financial statements should be included in the Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 for filing with the SEC.

   Dale M. Ash                    L. Walter Crim             H. Leon Esneul

   William C. Grissett            William J. Justice         David D. Swift


            COMPENSATION COMMITTEE INTERLOCKS AND INSIDER INFORMATION

         The SEC requires certain information to be provided under the foregoing caption. As reported above, the Board of Directors has no compensation committee. Each member of the Board of Directors is a member of the board of directors of the Bank, and two directors of the Corporation during fiscal year 2002, Messrs. Grissett and Justice, are members of the Compensation Committee of the board of directors of the Bank. The Board of Directors of the Corporation includes Messrs. Jones, Esneul, Justice and Swift, each of whom may be deemed to be an executive officer of the Corporation. None of Messrs. Esneul, Justice and Swift receives compensation from the Corporation for services as an officer of the Corporation, and Mr. Jones does not participate in the Board's deliberations with respect to his compensation.


           REPORTS UNDER SECTION 16 OF THE SECURITIES AND EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934 ("Exchange Act") requires the Corporation's executive officers and directors, and any persons who own more than 10% of the Class A Stock, to file reports of ownership and changes in ownership with the Security and Exchange Commission ("SEC"). The Corporation believes that all requirements under Section 16(a) of the Exchange Act applicable to directors and executive officers of the Corporation were complied with by such persons during the last fiscal year. In making this disclosure, the Corporation has relied on written representations by or on behalf of its directors and executive officers and copies of reports filed.


                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Some Corporation and United Bank directors, officers, and principal stockholders, and their associates and immediate families were customers of, or had transactions with, subsidiaries of the Corporation in the ordinary course of business during 2002. In addition, some Corporation and United Bank directors are directors, officers, trustees, or principal security holders of corporations or other organizations that were customers of, or had transactions with, the Corporation or its subsidiaries in the ordinary course of business during 2002. All outstanding loans and other transactions with the Corporation's, and its subsidiary's, directors, officers, and principal stockholders, and their associates and immediate families, were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and when made did not involve more than the normal risk of collectibility or present other unfavorable features. In addition to banking and financial transactions, the Corporation and its subsidiaries may have had additional transactions with, or may have used products or services of, various organizations of which directors of the Corporation or its subsidiaries are directors, officers, or principal stockholders. Such transactions were on terms comparable to those which would have been recorded with unaffiliated parties, and the amounts involved in such noncredit transactions have in no case been material in relation to the business of the Corporation and its subsidiaries or to such other organizations.


                                    AUDITORS

         KPMG LLP or its predecessor, Peat Marwick Main & Co. (collectively, "KPMG"), independent certified public accountants, was selected as the Corporation's auditor on September 26, 1984, and has served as such since then. A representative of KPMG is expected to be present at the Meeting and will have the opportunity to make a statement if he so desires. The KPMG representative also is expected to be available to respond to appropriate questions.

Audit Fees. KPMG billed the Corporation aggregate fees totaling $67,200 for professional services rendered for the audit of the Corporation's annual financial statements for 2002 and the reviews of the financial statements included in the Corporation's Forms 10-Q for 2002.

Financial Information Systems Design and Implementation Fees. KPMG did not perform any financial information systems design or implementation services for the Corporation in 2002.

All Other Fees. The aggregate fees for all services rendered by KPMG to the Corporation for 2002, other than those described in the two immediately preceding paragraphs, totaled $19,245.

Independence. The Audit Committee of the Board of Directors has considered whether the provision by KPMG of the services covered by the fees other than the audit fees is compatible with maintaining KPMG's independence and believes that it is compatible.


                                 OTHER BUSINESS

         Management currently knows of no other business to be brought before the Meeting. If other business is brought properly before the Meeting, the accompanying Proxy will be voted in the discretion of the persons designated in such Proxy, unless the "Authority Withheld" box has been checked.


                            EXPENSES OF SOLICITATION

         The cost of soliciting proxies in the accompanying form will be borne by the Corporation. In addition to the use of the mails, proxies may be solicited by directors, officers, or other employees of the Corporation or its subsidiaries personally, by telephone, or by telefacsimile. The Corporation does not expect to pay any compensation for the solicitation of proxies, but will reimburse brokers, custodians, or other persons holding stock in their names or in the names of nominees, for their reasonable expenses in sending proxy materials to principals and obtaining their instructions.


                              STOCKHOLDER PROPOSALS

         Stockholders are entitled to submit proposals on matters appropriate for stockholder action consistent with regulations of the SEC. In order to be included in the Corporation's proxy statement and form of proxy relating to its 2004 Annual Meeting pursuant to Rule 14a-8 promulgated by the SEC ("Rule 14a-8"), proposals from stockholders to be presented at the 2004 Annual Meeting must be received by the Secretary of the Corporation no later than December 15, 2003. The date after which notice of a shareholder proposal submitted outside of the processes of Rule 14a-8 will be considered untimely is February 16, 2004. If notice of such a shareholder proposal is received by the Corporation after February 16, 2004, then the Corporation's proxy for the 2004 Annual Meeting may confer discretionary authority to vote on such matter without discussion of such matter in the proxy statement for the 2004 Annual Meeting.

                           ANNUAL REPORT ON FORM 10-K

         The Corporation will furnish to any shareholder upon written request, without charge, a copy of the Corporation's Annual Report on Form 10-K, including the financial statements and schedules thereto, required to be filed with the SEC. Requests for the above information should be directed to:
Stockholder Relations Department, United Bancorporation of Alabama, Inc., P. O. Box 8, Atmore, Alabama 36504.


                          COMPARATIVE PERFORMANCE GRAPH

         The Securities and Exchange Commission ("SEC") requires the Corporation to include in this Proxy Statement a graph which compares the yearly percentage change in cumulative total shareholder return on the Class A Stock with (i) the performance of a broad equity market indicator, and (ii) the performance of a published industry index or peer group. Set forth below is a graph comparing the yearly percentage change in the cumulative total stockholder return on the Class A Stock against the cumulative total return of the S&P 500 Index and the Nasdaq Bank Index for the five-year period from December 31, 1997 to December 31, 2002. The Nasdaq Bank Index is a broad-based capitalization-weighted index of domestic and foreign common stocks of banks that are traded on the Nasdaq National Market System (Nasdaq/NMS) as well as the SmallCap Market. The Class A Stock is not traded on a recognized market, and the price for the Class A Stock on the dates represented in the graph are based on the most recent sales prices reported to the Corporation on or prior to each such date.

                                                           Period Ending
                           -----------------------------------------------------------------------------
                           12/31/97     12/31/98      12/31/99     12/31/00     12/31/01        12/31/02
                           --------     --------      --------     --------     --------        --------
United Bancorporation       100.00       230.50        292.48       350.45       324.96          352.59
Of Alabama, Inc.

S&P 500                     100.00       128.34        155.14       141.13       124.41           97.08

Nasdaq Bank Index           100.00        89.84         84.70        99.27       111.71          119.50


                              (PERFORMANCE GRAPH)

                                   APPENDIX A

                     UNITED BANCORPORATION OF ALABAMA, INC.
                             AUDIT COMMITTEE CHARTER

                         I. GENERAL STATEMENT OF PURPOSE


         The Audit Committee of the Board of Directors (the "Committee") of United Bancorporation of Alabama, Inc. (the "Company") shall assist the Board of Directors in monitoring (1) the integrity of the financial statements of the Company, (2) the independent auditors qualifications and independence, (3) the performance of the Company's internal audit function and independent auditors, and (4) compliance by the Company with legal and regulatory requirements.

         It is not the role of the Committee to duplicate the work of internal and independent auditors; rather, its role is that of oversight. Management is responsible for preparing the Company's financial statements and related disclosures and the Company's independent auditors are responsible for auditing those financial statements. It is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and in accordance with GAAP.

         The Committee, and each member of the Committee in his or her capacity as such, shall be entitled to rely, in good faith, on information, opinions, reports or statements prepared or presented to them by (i) the audit committee of the Company's subsidiary, United Bank (the "Bank"), (ii) officers and other employees of the Company or the Bank, whom such member believes to be reliable and competent in the matters presented, and (iii) counsel, public accountants or others persons as to matters which the member believes to be within the professional competence of such person.


                         II. AUDIT COMMITTEE COMPOSITION

         The Committee shall consist of the independent members of the Board of Directors of the Company. In order to be considered independent, a member of the Committee may not, other than in his or her capacity as a member of the Committee, the Board of Directors, or any other Board committee (i) accept any consulting, advisory, or other compensatory fee from the Company; (ii) be an officer or employee of the Company or the Bank; or (iii) own five percent or more of the voting securities of the Company or the Bank. The Board of Directors shall designate one member of the Committee to be the Chairman of the Committee. All members of the Committee shall have sufficient financial experience and ability to enable them to discharge their responsibilities.


                                  III. MEETINGS

The Committee shall meet as often as it determines, but not less frequently than quarterly. Minutes of each meeting will be compiled by the Company's Corporate Secretary who shall act as Secretary to the Committee, or in the absence of the Corporate Secretary, by an Assistant Corporate Secretary of the Company or any other person designated by the Committee.


                       IV. AUTHORITY AND RESPONSIBILITIES

The Committee shall generally be responsible for the following:

A. RETENTION OF INDEPENDENT AUDITOR. The Committee shall be directly responsible for the appointment, compensation, oversight, evaluation and termination of any independent auditor employed by the Company (including resolving disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report and related work. The Committee shall affirm an understanding with the independent auditor that they must report directly to the Committee.

B. PREAPPROVAL OF SERVICES. All auditing services (which may entail providing comfort letters in connection with securities underwritings) and all non-audit services provided to the Company by the Company's auditors which are not prohibited by law shall be preapproved by the Committee pursuant to such processes as are determined to be advisable. Preapproved shall include blanket preapproval of non-prohibited services for limited dollar amounts which the Committee, in its business judgment, does not believe possess the potential for abuse or conflict.

The preapproval requirement set forth above, shall not be applicable with respect to the provision of non-audit services, if:

      (i) the aggregate amount of all such non-audit services provided to the Company constitutes not more than 5 percent of the total amount of revenues paid by the Company to its auditor during the fiscal year in which the non-audit services are provided;

      (ii) such services were not recognized by the Company at the time of the engagement to be non-audit services; and

      (iii)such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

The Committee may delegate to one or more designated members of the Committee the authority to grant required preapprovals. The decisions of any member to whom authority is delegated under this paragraph to preapprove an activity under this subsection shall be presented to the full Committee at its next scheduled meetings.

C. PROCEDURES FOR COMPLAINTS. The Committee shall establish procedures to facilitate:

       (i) the receipt, retention, and treatment of complaints received by the Company from third parties regarding accounting, internal accounting controls, or auditing matters; and

       (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

D. FINANCIAL STATEMENT AND DISCLOSURE MATTERS. The Committee, to the extent it deems necessary or appropriate, shall:

o Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management's discussion and analysis of financial condition and results of operations, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

o Review and discuss with management and the independent auditor the Company's quarterly financial statements, including the disclosures made in management's discussion and analysis of financial condition and results of operations prior to the filing of the Company's Form 10-Q, including the results of the independent auditors' reviews of the quarterly financial statements.

o Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including (i) any significant changes in the Company's selection or application of accounting principles, (ii) any major issues as to the adequacy of the Company's internal controls,
     (iii) the development, selection and disclosure of critical accounting estimates, (iv) analyses of the effect of alternative assumptions, estimates or GAAP methods on the Company's financial statements, (v) analyses and disclosure of financial trends, and (vi) presentation of the financial statements and notes thereto.

o Discuss with management the Company's earnings press releases, including the use of "pro forma", "adjusted" or other non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies.

o Discuss with management and the independent auditor the effect of accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

o Discuss with management and the internal auditors the effect of regulatory initiatives on the Company's financial statements.

o Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

o Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit including (i) the adoption of, or changes to, the Company's significant auditing and accounting principles and practices,
     (ii) the management letter provided by the independent auditor and the Company's response to that letter, and (iii) any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to requested information, or personnel and any significant disagreements with management.

E.     OVERSIGHT OF THE COMPANY'S RELATIONSHIP WITH THE INDEPENDENT AUDITOR.

o Review the experience and qualifications of the senior members of the independent auditor team.

o Obtain and review a written report from the independent auditor at least annually regarding (i) the auditor's internal quality-control procedures,
     (ii) any material issues raised by the most recent quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years concerning one or more independent audits carried out by the firm, (iii) any steps taken to deal with any such issues, and (iv) all relationships, both direct and indirect, between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of non-audit services is compatible with maintaining the auditor's independence, and taking into account the opinions of management and the internal auditor. The Committee shall present its conclusions to the Board and, if so determined by the Committee, recommend that the Board take additional action to satisfy itself of the qualifications, performance and independence of the auditor.

o Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the lead audit partner or even the independent auditing firm itself on a regular basis.

o Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditor who were engaged on the Company's account.

o Discuss with the independent auditor issues on which the independent auditor communicated with its national office regarding auditing or accounting issues.

o Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

F.     OVERSIGHT OF THE COMPANY'S INTERNAL AUDIT FUNCTION.

o Review the appointment and replacement of the senior internal auditing executive.

o Review the significant reports to management prepared by the internal auditing department and management's responses.

o Discuss with the independent auditor the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

G.     COMPLIANCE OVERSIGHT.

o Obtain from the independent auditor such assurance as it deems adequate that such auditor has fulfilled its responsibilities under Section 10A of the Securities Exchange Act of 1934.

o Obtain reports from management and the Company's senior internal auditing executive relating to the Company's conformity with applicable legal and regulatory requirements. Review reports and disclosures of insider and affiliated party transactions.

o Review with management and the Company's internal auditors compliance with laws and regulations. Advise the Board with respect to the Company's compliance with applicable laws and regulations.

o Review with the Company's counsel pending material litigation and compliance matters.

o The Committee will address and take any action, as it deems necessary or appropriate, with respect to any issues relating to inquiries or investigations regarding the quality of financial reports filed by the Company with the SEC or otherwise distributed to the public.

H.     MISCELLANEOUS POWERS AND RESPONSIBILITIES.

o The Committee shall have the power to investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

o The Committee shall have the responsibility to submit the minutes of all meetings of the Committee to the Board of Directors.

o The Committee shall have the responsibility of reviewing and assessing the adequacy of this Charter at least annually.

o The Committee shall be responsible for the oversight of the Company's Code of Ethics; however, the Committee is not responsible for assuring compliance with the Company's Code of Ethics.

o The Committee shall have the responsibility to prepare the report required to be included in the Company's annual proxy statement by the rules of the Securities and Exchange Commission.

o The Committee shall have the power to access the Company's counsel without the approval of management, as it determines necessary to carry out its duties.

o The Committee shall also have the authority without the consent of management or the Board, at the Company's expense, to the extent it deems necessary or appropriate, to retain special independent legal, accounting or other consultants to advise the Committee in connection with fulfilling its obligations hereunder.

o The Committee shall have the responsibility of discussing with management and the independent auditor any significant or material correspondence with regulators or governmental agencies, including all examination reports received from the various supervisory authorities, and any employee complaints or published reports that raise material issues regarding the Company's financial statements or accounting policies and review management's replies to such correspondence, complaints, or reports.

o The Committee shall have the responsibility to discuss with the Company's counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies.

                     UNITED BANCORPORATION OF ALABAMA, INC.

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

        The undersigned stockholder of United Bancorporation of Alabama, Inc. (the "Corporation"), Atmore, Alabama, hereby constitutes and appoints Dale M. Ash, L. Walter Crim, H. Leon Esneul, William C. Grissett, Robert R. Jones, III, William J. Justice, and David D. Swift and any of them, with full power of substitution, proxies to vote the number of shares of Corporation common stock that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the corporate offices of United Bank, 200 East Nashville Avenue, Atmore, Alabama, on May 7, 2003, at 3:00 p.m., local time, or at any adjournments thereof (the "Meeting"), upon the proposal described in the Proxy Statement and Notice of Annual Meeting of Stockholders, both dated April 11, 2003, receipt of which is hereby acknowledged, in the manner specified below.

Proposal. Election as director to serve until the 2006 Annual Meeting of Stockholders and until his successor is elected and qualified:

        L. Walter Crim, H. Leon Esneul and William J. Justice

            [ ] FOR all nominees listed (except as indicated below).

            To withhold authority for any individual nominee, write that nominee's name in the space provided _______________________________

            [ ] VOTE WITHHELD from all nominees.


In their sole discretion, the proxies are authorized to vote upon such other business as may come properly before the Meeting or any adjournment thereof.

            [ ]  AUTHORIZED    [ ]  AUTHORITY WITHHELD

        THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION OF THE ABOVE-NAMED NOMINEES AS DIRECTORS AND WITH DISCRETIONARY AUTHORITY ON ALL OTHER MATTERS THAT MAY COME PROPERLY BEFORE THE MEETING.

        Please sign exactly as your name appears on your stock certificate and date. Where shares are held jointly, each stockholder should sign. When signing as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.



Dated: _______________, 2003               -------------------------------------
       Month      Day                      Signature of Stockholder

                                           -------------------------------------
                                           Signature of Other Stockholder
                                           (If held jointly)




THIS PROXY IS SOLICITED ON BEHALF OF THE CORPORATION'S BOARD OF DIRECTORS AND MAY BE REVOKED BY THE STOCKHOLDER(S) PRIOR TO ITS EXERCISE.